SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 5, 2001

EQUITY OFFICE PROPERTIES TRUST
(Exact Name of Registrant as Specified in Charter)

Maryland	001-13115	36-4151656

(State or Other Jurisdiction	(Commission	(IRS Employer

of Incorporation)	File Number)	Identification Number)

Two North Riverside Plaza, Suite 2100, Chicago, Illinois	60606

(Address of Principal Executive Offices)	(Zip Code)

(312) 466-3300
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

      On July 2, 2001, Spieker Properties, Inc. was merged with and into Equity Office Properties Trust. Attached hereto as Exhibit 99.1 are unaudited condensed consolidated financial statements for Spieker Properties as of June 30, 2001 and for the three and six months ended June 30, 2001 and 2000. The Spieker interim financial statements are being filed to comply with Securities and Exchange Commission rules relating to the age of financial statements for completed acquisitions at the time of effectiveness of any registration statements filed by Equity Office after the filing of this Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits

Exhibit No	Exhibit Description

99.1	Unaudited Condensed Consolidated Financial Statements of Spieker Properties, Inc. as of June 30, 2001 and for the three and six months ended June 30, 2001 and 2000

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY OFFICE PROPERTIES TRUST

By: /s/ Stanley M. Stevens Stanley M. Stevens Executive Vice President, Chief Legal Counsel and Secretary

Date: October 5, 2001

EXHIBIT INDEX

Exhibit No	Exhibit Description	Page No.

99.1	Unaudited Condensed Consolidated Financial Statements of Spieker Properties, Inc. as of June 30, 2001 and for the three and six months ended June 30, 2001 and 2000